NOTE 2- Significant accounting policies: y. Research and development expenses (Policies)	12 Months Ended
Dec. 31, 2024
Policies
y. Research and development expenses:

y.Research and development expenses:

Expenditure relating to research and development is expensed in the period incurred. Research and development expenses consist of both internal and external costs and include salaries and benefits, materials and supplies, external research, preclinical and clinical development expenses, stock-based compensation expense and facilities costs. Facilities primarily include the allocation of rent, utilities and depreciation.

Since the Company's research and development projects are often subject to regulatory approval procedures and other uncertainties, the conditions for the capitalization of costs incurred before receipt of approvals are not normally satisfied and, therefore, research and development expenses are recognized in profit or loss when incurred.